RIDGEWORTH FUNDS

Supplement dated June 14, 2016 to the

Prospectus dated August 1, 2015

This supplement updates information in, and should be read in conjunction with, the Prospectus.

On May 26, 2016, the Board of Trustees (the “Board”) of RidgeWorth Funds approved the RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund I Shares and the RidgeWorth Seix Ultra-Short Bond Fund I Shares (the “RidgeWorth Ultra-Short Funds”) as alternative exchange options to the State Street Institutional Liquid Reserves Fund - Investment Class (the “ILR Fund”) effective on or around August 1, 2016. It is important to note that, unlike the ILR Fund as currently managed, the RidgeWorth Ultra-Short Funds are not money market funds and do not seek to maintain a stable $1.00 per share net asset value (“NAV”).

Accordingly, effective on or around August 1, 2016, the ILR Fund, which is currently advised by SSGA Funds Management, Inc., will no longer be available to RidgeWorth Funds’ shareholders as a money market fund exchange option. The Board’s decision to eliminate the ILR Fund as an exchange option and offer the RidgeWorth Ultra-Short Funds as alternative investments was made in response to new Securities and Exchange Commission requirements for money market funds. As a result of these new requirements, by October 14, 2016 the ILR Fund will undergo certain changes, including that its NAV will fluctuate and will no longer be fixed at $1.00 per share.

Any shares of the ILR Fund for which instructions have not been received by the close of business on July 29, 2016 will be automatically redeemed using that day’s NAV per share and those proceeds will be returned to shareholders. At any time on or before July 29, 2016, shareholders may choose to exchange their ILR Fund shares for A, C, or I Shares of any RidgeWorth Fund or redeem their ILR Fund shares. Shareholders who require assistance with exchanging their ILR Fund shares for shares of RidgeWorth Funds, or with redeeming their ILR Fund shares, should contact RidgeWorth Funds at 1-888-784-3863.

Shareholders that own I Shares of any RidgeWorth Fund may exchange those shares into the RidgeWorth Ultra-Short Funds at any time in accordance with the procedures described in the Prospectus. Shareholders that own A or C Shares of any RidgeWorth Fund may request on or before July 29, 2016 to exchange those shares into the RidgeWorth Ultra-Short Funds effective on or around August 1, 2016.

As with any redemption or exchange, shareholders of the ILR Fund should consult their tax advisors regarding the tax treatment of redeeming or exchanging their ILR Fund shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 173